UNICOM DESTINATIONS AND DIRECTIONS 1999
----------------------------------------

TO ALL EMPLOYEES,

In Unicom Directions, we laid out six objectives essential to becoming "one of the nation's most effective operators of regulated energy delivery systems, one of its most effective operators of nuclear power plants and the Midwest's leading retail supplier of electricity, natural gas and energy services." We have refined this vision to reflect the increasingly rapid changes within our industry as well as our employees' desire for a more complete picture of where we are trying to go. Unicom Destinations and Directions 1999 describes Unicom Corporation as four distinct business groups: Distribution Group, Transmission Group, Nuclear Generation Group and Unicom Enterprises Group.

Why should we define ourselves this way? Because the traditional functions of our business are being separated as both the Federal Energy Regulatory Commission and our state proceed with industry restructuring. Generation and marketing are becoming competitive, while transmission and distribution are becoming regulated in new ways. Restructuring has eliminated many of the advantages of operating all of the groups in a closely integrated fashion. As we move into the future, each group will have its own obligations, challenges and growth opportunities. By developing each of the four business groups, we will be better positioned to pursue new opportunities as they arise. Let me be clear, however: our business groups remain interdependent in a variety of ways. We do not have a plan to spin off each one as a separate company. We simply intend to manage each group to achieve the highest possible value. All four business groups will be supported by our corporate service functions. Our corporate services must also attain the same type of top-quartile performance that is required of our business groups. Competitive pressures may force our business groups to consider their options, including buying support services from outside suppliers, if our corporate services cannot meet their requirements.

Unicom Destinations is our vision for the future. It is also the foundation for Unicom Directions 1999, which - like its predecessor - will serve as a clear statement of direction, a concise record of accomplishments and a basis for holding everyone accountable for future performance. This packet includes specific goals for each of our four business groups, the milestones we have achieved since we first announced Unicom Directions and the Unicom Values. Our values must be present in each of our goals and in every employee's efforts. Although they are most easily found within our culture change objective, each of these values supports our overall strategy. Regardless of where you work within our company, you and I must uphold our commitment to accountability, teamwork, customer focus, integrity, trust, diversity, leading change and continuous performance improvement.

Unicom Destinations and Directions 1999 will be reviewed regularly and modified as required to address developments in the marketplace and regulatory systems in which we operate.

John W. Rowe
-------------
John W. Rowe
Chairman and Chief Executive Officer
Unicom Corporation

UNICOM DESTINATIONS
--------------------

Unicom intends to earn a place as a world-class operator of energy production and delivery systems and a successful competitive supplier of energy and related services, meeting the increasing expectations of customers through continuously improving employee performance in four principal business groups:

A DISTRIBUTION GROUP, WHICH
- Serves an increasing number of customers in Illinois and other Midwestern states;
- Delivers electricity and potentially gas, water or related services;
- Meets the demands of customers and the expectations of government with reliability, responsiveness and creativity; and
- Earns consistent, superior returns for doing so.

A TRANSMISSION GROUP, WHICH
- Serves an increasing portion of this region;
- Leads the industry in solving the problems of open access, congestion and bulk power supply; and
- Earns superior returns for doing so.

A NUCLEAR GENERATION GROUP, WHICH
- Operates as a competitive, potentially independent business;
- Sustains a safe, durable, and demonstrably world-class operating record;
- Has adequate funds available for decommissioning;
- Pursues prudent growth opportunities; and
- Has a balance sheet consistent with its earnings potential.

A UNICOM ENTERPRISES GROUP, WHICH
- Identifies creative, technology-based solutions for the energy needs of a changing economy and society;
- Offers its customers a portfolio of energy products and services; and
- Provides consistent growth opportunities and superior returns to our investors.

RELIABILITY
------------

OBJECTIVE 1:We will provide a reliable supply of electricity as the competitive marketplace evolves and improve the efficiency, dependability and quality of our delivery service.

Providing reliable service - in both supply and delivery - continues to be our highest priority. Last summer, stormy, hot weather and the limited availability of our nuclear fleet pushed our system to its limits. Although we never resorted to controlled service interruptions, or "rolling blackouts," we came far too close and left our customers frustrated and doubtful of our ability to serve.

As we enter the summer of 1999, we are in a far stronger position, with all 10 of our nuclear units available. We will continue to own, operate and maintain high availability levels at our fossil plants throughout this summer. Supplementing our nuclear and fossil generating capacity, we have extensive purchase power agreements and aggressive demand side management programs. If necessary, we will purchase power on the spot market to maintain reliability throughout this summer and beyond.

Even after the supply of power becomes fully competitive, our customers will continue to look to ComEd for reliable delivery service. We must meet their expectations - and to do so will require us to reach top-quartile performance in minimizing both the frequency and duration of outages. We have taken steps to detect and solve our customers' delivery problems on a town-by-town basis through use of our Greenboard process. Using our Greenboard, we assign "red" (significant issues), "yellow" (concerns being addressed) or "green" status (no unresolved issues) to every municipality and Chicago ward and attempt to resolve all outstanding issues. Our Reliability Milestones Ahead, many of which are new for 1999, focus heavily on enhancing and reinforcing both our transmission and distribution systems and responding to service interruptions.

CORPORATE MILESTONES AHEAD

1.We must improve our ranking on the Customer Satisfaction Index from 68 to 86 by 2001. NEW FOR '99
2.We must keep the lights and air conditioners on. We must avoid asking customers to implement voluntary load reductions during peak usage periods except when they are compensated for such actions. We must do everything possible to prevent firm service interruptions due to capacity limitations. REVISED FROM '98
3.We must achieve top-quartile operating performance as measured by outage frequency (System Average Interruption Frequency Index, SAIFI) and minimize outage duration (Customer Average Interruption Duration Index, CAIDI) by 2001. NEW FOR '99
4.We must invest in our transmission and distribution systems to improve our ability to access and deliver power. NEW FOR '99
5.We must eliminate the "red" towns on our Greenboard. NEW
FOR '99

NUCLEAR PERFORMANCE
-------------------

OBJECTIVE 2: We will become a top-quartile operator of competitive nuclear plants by insisting that each plant produce power safely and economically.

The Nuclear Generation Group (NGG) has demonstrated a passionate commitment to attaining world-class performance. For the first time in nine years, all 10 of our nuclear units are off the Nuclear Regulatory Commission (NRC) "watch list." Today, our entire fleet falls under the "routine oversight" category. Despite the beginnings of a turnaround, we still have much work to do. We need all 10 of our nuclear units consistently available during this summer and beyond to meet customer demand and to bolster our credibility as a company that can deliver on its promises.
About $9.5 billion of our original investment in these plants remains on our books. We will recover only a portion of it through the transition charges provided by the Illinois Restructuring Act, the funds from last December's securitization transaction and the proceeds from the pending fossil sale. We must run our plants safely and competitively to help recover our remaining investment and to provide opportunities for our workforce.

CORPORATE MILESTONES AHEAD

1.We must achieve top-quartile safety and operational performance as measured by the INPO index. ORIGINAL FROM '98 2.We must continue to build regulatory credibility with the NRC and maintain all of our plants in the NRC's newly defined category for safety performance - acceptable with routine baseline oversight. REVISED FROM '98
3.We must operate our nuclear plants safely at production costs below the average market price of electricity, or shut them down. ORIGINAL FROM '98

FOSSIL SALE
------------

OBJECTIVE 3: We will consummate the sales agreement with Edison Mission Energy for the purchase of our fossil generating fleet by the end of 1999 while continuing to ensure availability.

We have rewritten this objective to reflect the pending sale of our fossil fleet to Edison Mission Energy, a subsidiary of Edison International. Upon approval by the Illinois Commerce Commission, after the summer of 1999, we will complete the sale and begin the official transition to Edison Mission Energy. After the sale and pursuant to a five-year agreement, we will have rights and options to purchase the 9,772 MW output from Edison Mission Energy. This arrangement will ensure a reliable supply of power to those customers who choose to remain on traditional tariffs and limit our exposure to an increasingly volatile energy market. Should the onset of customer choice diminish our demand for power, the five-year agreement will provide the flexibility we need to adjust our purchase requirements.

CORPORATE MILESTONES AHEAD

1.We must complete the fossil sale transaction by the end of 1999. REVISED FROM '98
2.We must maintain over 80% equivalent availability during the summer of 1999 and develop a positive partnership with Edison Mission Energy to ensure availability in the future. NEW FOR '99
3.We must assist our employees' job transition through implementation of our agreement with International Brotherhood of Electrical Workers Local 15 and similar efforts for management. NEW FOR '99

FINANCIAL RESTRUCTURING
-----------------------

OBJECTIVE 4: We will deliver competitive earnings while restructuring the balance sheet to reflect the realities of the marketplace and the duration of our transition charges.

The onset of competition and the sale of our fossil plants will have a substantial impact on Unicom's future financial performance. First, rate reductions, which started in 1998, and customer choice, which begins in October 1999, will reduce revenues. These reductions create potentially stranded investments and intensify the need to cut costs and improve operations in order to sustain earnings.

Second, when the sale of the fossil plants to Edison Mission Energy is finished, it will provide Unicom with a book gain and substantial cash. We can write down a portion of our nuclear-related assets, invest in our Distribution, Transmission and Nuclear business groups and pursue growth through mergers and acquisitions. We will continue to restructure our balance sheet and recover potentially stranded investments by improving performance, cutting costs, growing new businesses and collecting the competitive transition charge (CTC).

Substantial growth for Unicom will be attained through mergers or acquisitions. Our goal is to acquire companies in the energy delivery business. We must also grow our existing unregulated businesses through both the acquisition of energy-related businesses as well as the continued development of our existing businesses to provide a substantial earnings boost prior to the end of the CTC.

CORPORATE MILESTONES AHEAD

1.We must complete one or more acquisitions that furthers our goal of becoming a world-class operator of energy delivery systems. This acquisition must create value, enhance the competitiveness of our companies, provide additional value to our customers and establish a platform for future growth. NEW FOR '99
2.We must eliminate potentially stranded investments by the end of 2006, which is the end of the period for recovering transition charges under the Illinois Restructuring Act. NEW FOR '99
3.We must continue growth of our earnings per share to more than $3.00 by 2000 while maintaining our dividend at $1.60. REVISED FROM '98
4.We must decrease our O&M expenses by over $200 million to reach $1.850 billion by 2001. REVISED FROM '98
5.We must lower capital expenses by over $100 million to $790 million by 2001. REVISED FROM '98

UNICOM ENTERPRISES GROUP
------------------------

OBJECTIVE 5: We will market a diverse portfolio of products and services to become the Midwest's leading retail supplier of electricity, natural gas and energy services.

Unicom's unregulated enterprises group, Unicom Enterprises, Inc. (UEI), will deliver superior returns by providing a portfolio of energy products, services and new technologies to deliver energy solutions to business customers in the Midwest and select national and international markets. UEI's strategy has four key components:

1. Geographic Focus: We intend to capitalize on our regional strength in the Midwest.
2. Customer Value Focus: We will tailor energy solutions to our customers' unique needs.
3. Market Focus: We will target commercial and industrial customers.
4. Product Focus: We will maintain a balance of products between commodity and service-oriented products and capitalize on new, energy-related technologies.

To become Unicom Corporation's growth platform, UEI has established a foundation in four areas: energy services, distributed generation, commodity gas and electricity, and energy information management.

In the future, UEI will grow through acquisition. We plan to acquire companies with the management know-how and scale to capture market and industry attention. We will achieve maximum synergies through add-on acquisitions.

CORPORATE MILESTONES AHEAD

1.We must achieve over $0.20 earnings per share by 2001. NEW
FOR '99
2.We must achieve a return on equity of 15% based on after-tax cash flows. NEW FOR '99
3.We must achieve a return on investment of 8% based on after-tax cash flows. NEW FOR '99
4.We must manage risks in order to receive a payback period of less than 15 years on capital-intensive businesses and less than 10 years on all other businesses. NEW FOR '99
5.We must measure progress at key stage-gates through 2001, to aid in making hold/divest decisions. NEW FOR '99

CULTURE CHANGE
--------------

OBJECTIVE 6: We will transform the culture of the Unicom
Companies to achieve continuous performance improvement, increased accountability, superior customer focus and greater diversity.

As we move into a more dynamic competitive environment, we must place more emphasis on the business agenda, including winning the customers' loyalty, improving efficiency and increasing shareholder value. To succeed in tomorrow's marketplace, we must work every day to make our business more successful by living up to the high standards found in Unicom Values.

The values listed in this objective are only four of our eight Unicom Values - accountability, teamwork, customer focus, integrity, trust, diversity, leading change and continuous performance improvement. The Unicom Values focus on how we must work together to achieve the level of results that customers expect and the competitive marketplace requires. They indicate the type of environment in which Unicom employees want to work - where employees conduct themselves with integrity, trust their co-workers, embrace diversity and lead change. To ensure that Unicom is making progress and living by these values, management will continue to strive for change by upholding the values in their own jobs, by holding our employees accountable, and by monitoring our progress through the Speak-Up! Employee Survey.

CORPORATE MILESTONES AHEAD

1.We must foster accountability by rewarding employees based on bottom-line results and by placing greater emphasis on the pay-for-performance or pay-at-risk component of our compensation system. NEW FOR '99
2.We must continue our progress toward attaining benchmarked, top-quartile performance goals by providing employees with the information and tools they need to drive inefficiencies out of our systems. REVISED FROM '98
3.We must secure the commitment of all employees in driving top-quartile performance and ensuring success in the competitive marketplace. REVISED FROM '98
4.We must increase our efforts to recruit and retain qualified minorities and women at senior levels in the company. REVISED FROM '98
5.We must build credibility by honoring commitments internally and externally and developing an exemplary record of compliance with the open access, code of conduct, reliability and affiliate transaction rules established by the FERC and the Illinois Commerce Commission. ORIGINAL FROM '98
6.We must experiment with new methods of reducing the environmental burdens of the electricity business, particularly those methods that enhance the efficient use of electricity. ORIGINAL FROM '98

The Distribution Group
----------------------

Business Goals
We will become one of the nation's most effective operators of regulated energy delivery systems by developing a standard of service that earns the loyalty of customers and the respect of regulators, while producing a return on investment that gains the confidence of shareholders. We will improve the reliability of our system and increase responsiveness to customers through improved maintenance, more rapid storm response and the innovative use of distributed resources and electrical and information technologies. Ultimately, the Distribution Group will include the Energy Services and Customer Services organizations in order to provide top-quartile service to our distribution customers. This new Distribution Group will focus on keeping the energy flowing, anticipating customer needs and providing cost-effective delivery services.

Realizing our vision depends on:
- IMPROVING RELIABILITY by automating, upgrading and reinforcing the distribution system, targeting improvements for customers experiencing excessive outages and accelerating our tree-trimming program;
- PROVIDING PREMIER CUSTOMER SERVICE and improving perceptions of our ability to serve our customers;
- REDUCING AND MANAGING COSTS of operating our energy delivery systems, while enhancing reliability and customer service.

THE DISTRIBUTION GROUP - MILESTONES AHEAD
We must achieve the following milestones over the next three years.

Strategic                       Actual      Goals        First
Objective   Milestones        1997 1998 1999 2000 2001 Quartile
---------   --------------    ---- ---- ---- ---- ---- --------
Improving  Frequency of outages
Reliability (SAIFI)            1.08 2.21 1.13 1.02 0.83  0.91

          Outage duration
         in minutes (CAIDI)    178  273  141   116  100*   86

Customer  Distribution-specific
Service   residential customer  76   65   80   85   87    87
          satisfaction index
          (Core Relationship Attributes)

* The current Distribution plan indicates top-quartile performance in 2002 based on improvements from planned initiatives.

1.We must automate our 34kV line system by the end of 2001. NEW FOR '99
2.We must complete the installation of supervisory control and data acquisition (SCADA) technology at all 741 ComEd substations by 2001. NEW FOR '99
3.We must attain a four-year tree trimming cycle by 2001. NEW FOR '99
4.We must improve our ability to respond to customers' questions regarding service interruptions and power quality. ORIGINAL FROM '98
5.We must increase participation in curtailment rates to 895 MW by the end of 1999 and establish additional programs that provide customers with incentives to reduce load during peak periods. REVISED FROM '98

THE TRANSMISSION GROUP
----------------------

Business Goals
The Transmission Group may ultimately serve much of the Midwest and must lead the industry in solving the problems of open access, congestion and bulk power supply. As one of the founding members of the Midwest Independent System Operator (MISO), we have taken a significant step in leading the industry. However, we continue to explore the development of an Independent Transmission Company (ITC) that works with the MISO. An ITC would combine ownership with operation of wires but would be separate from large-scale generation. In order to develop an ITC, we must create a rate plan that is acceptable to the FERC and will provide competitive returns on our transmission assets. Whatever the ultimate vehicle, we must create mechanisms to reduce transmission constraints, improve reliability and economically manage congestion.
Realizing our vision depends on:
- IMPROVING RELIABILITY to assure a strong transmission system;
- ENHANCING CUSTOMER SATISFACTION;
- MINIMIZING LOSS of revenue-generating transactions on our system;
- REDUCING AND MANAGING THE COSTS of delivering electricity.

THE TRANSMISSION GROUP - MILESTONES AHEAD
We must achieve the following milestones over the next three years.

Strategic                     Actual         Goals          First
Objective   Milestones         1998    1999  2000   2001  Quartile
---------  -----------        ------   ----  ----  -----  --------
Reliabil-  System Average
ity        Transmission Line
           Availability Index  99.97 99.980 99.990 99.998   99.99

Asset      Transmission weighted
Utilizat-  average % system
ion        utilization                 Emerging Measure

Customer    Transmission service
Values      request acceptance index   Emerging Measure

Market      Loss of potential
Opportun-   Transmission revenue
ity         due to rejected service
            requests ($M)               Emerging Measure

1.We must complete the program of replacing targeted overhead and underground transmission lines by 2001. NEW FOR' 99
2.We must reduce the number of TLRs (Transmission Loading Relief) that disrupt wholesale transactions. NEW FOR '99 3.Before the end of the summer of 1999, we must connect a minimum of 850 MW ofnew generation from Independent Power Producers (IPP). REVISED FROM '98
4.We must implement the Midwest Independent System Operator, which will enhance reliability by providing control of transmission operations across the Midwest region. REVISED FROM '98
5.We must complete installation of the
Lockport-Lombard-Plano 345kv transmission line to improve power transfer capability within the ComEd system. ORIGINAL FROM '98
6.We must actively and aggressively explore opportunities with third parties to develop a Midwest (preferably Chicago-based) real-time cash electricity exchange. ORIGINAL FROM '98

THE NUCLEAR GENERATION GROUP
----------------------------

Business Goals
We will become the leading nuclear business by safely operating top-quartile, economically competitive plants. We have made tangible progress over the last year: capacity factors vastly improved, all 10 nuclear units are available for the summer of 1999 and all plants have been removed from the "watch list" and are under routine oversight by the NRC. However, much work remains to reach top-quartile performance by 2001. In addition, these improvements must be sustained in order to establish credibility with regulators, investors and customers.
Realizing our vision depends on:

- ACHIEVING OPERATIONAL EXCELLENCE by improving performance in all safety and operational facets of nuclear plant operations;
- INCREASING PRODUCTION by attaining high capacity factors and reliable production through improved material condition, sound operating practices, effective and short outage execution, and improved human performance;
- REDUCING AND MANAGING OPERATING COSTS through process improvement, economies of scale, rigorous financial management and control of capital spending to ensure a competitive asset base to support a market-competitive cost of power;
- IMPROVING WORKFORCE EFFECTIVENESS through focused training, open communication, increased productivity and engagement of employees;
- MANAGING ASSETS through sound investments in existing assets in order to maximize generation.

The Nuclear Generation Group - Milestones Ahead
We must achieve the following milestones over the next three years.

Strategic    Actual               Actual      Goals          First
Objective    Performance Indicator  1998  1999  2000  2001 Quartile
---------  -----------------------  ----- ---- ----- ----- --------
Operational  INPO Performance Index   81    81    88   91*     93
Excellence
Production   Capacity factor         66%   74%   81%  86%*    91%

*The current NGG plan indicates top-quartile performance in 2003 based on forecasted movement of the top-quartile figure.

1.We must continue to demonstrate consistent improvement in the operations and material condition of our plants and continue to increase regulatory credibility with the NRC. NEW FOR '99
2.We must achieve capacity factors at each of our 10 nuclear units of 80% or greater by 2001. ORIGINAL FROM '98
3.We must increase generation capacity through power uprates and thermal performance improvement. NEW FOR '99
4.We must extend productive life of plants through long-term material condition improvement and, if economically justified, license renewal. NEW FOR '99

THE UNICOM ENTERPRISES GROUP
----------------------------

Business Goals
To be successful in the competitive market, Unicom's unregulated enterprises group, Unicom Enterprises, Inc.
(UEI), will focus on capturing a greater share of customers' energy dollars through a portfolio of energy products, services and new technologies targeted to commercial and industrial customers. To become a growth platform for Unicom Corporation, UEI has established a foundation in four areas: distributed generation, energy information management, commodity gas and electricity and energy services.
We will nurture and develop a competitive and action-
oriented business culture by:
- FOCUSING on the Midwest market for energy services, distributed generation, commodity gas and electricity and energy information management;
- LEVERAGING our portfolio of energy and energy-related products to provide customers with solutions tailored to their unique needs;
- TARGETING commercial and industrial customers;
- MAINTAINING a balance between commodity and service-
oriented products.

WHAT IS UNICOM ENTERPRISES?

MARKET SEGMENT      BUSINESSES
---------------  ---------------------------------------
Distributed    Distributed Energy capitalizes on its
Generation     strategic alliance with AlliedSignal to
               market, install and finance its Parallon 75T
               microturbine system throughout the 12-state
               Midwest region as well as Ontario and Puerto
               Rico.

Energy         Active Energy Management offers a suite of
Information    consultative products and services aimed
Management     at giving customers information about and
               control over their energy usage. This suite
               includes eQuatorT, an energy information
               technology delivered via the Internet.

Commodity      Unicom Energy markets and delivers gas and
Gas and        electricity (when market opens) to commercial
Electricity    and industrial customers.


Energy          Unicom Energy Solutions provides customers
Services        turnkey energy and operational solutions
Existing        that improve their facility assets
                while reducing energy and operating costs.

               Unicom Thermal operates district cooling in Chicago, with projects under development in Boston, Houston, Las Vegas and Windsor,
               Ontario.

Energy         Unicom Power Holdings will develop, sell and
Services       operate industrial based merchant cogeneration
Proposed       projects.

               Mechanical Services will provide design, build and service capabilities for commercial and industrial customers' heating, cooling, ventilation and industrial process needs.


The Unicom Enterprises Group
-----------------------------

Business Goals
The Unicom Enterprises Group - Milestones Ahead
We must achieve the following milestones over the next three years.

                             Goals
Milestone            1999     2000      2001
-----------------    -----   ------    ------
Earnings per share  $(0.04)   $0.09     $0.20

1.We must selectively acquire businesses in energy services, especially mechanical service companies, following the strategy in our 2000 and 2001 business plan. NEW IN '99
2.We must successfully launch eQuatorT, Unicom's web-based energy information product, this year and develop versions while investigating other technologies. NEW IN '99
3.We must complete our beta program and successfully launch the commercial sales and distribution of the AlliedSignal Parallon 75T microturbine and other distributed generation products by the end of 1999. NEW IN '99
4.We must selectively grow our Unicom Thermal ice storage capacity in Chicago and nationally. NEW IN '99
5.We must pursue profitable cogeneration projects in the Midwest, which align Unicom with high-quality industrial hosts. NEW IN '99

UNICOM DIRECTIONS 1998
----------------------

MILESTONES ACHIEVED

OBJECTIVE 1 - RELIABILITY
We will provide a reliable supply of electricity as the competitive marketplace evolves and improve the efficiency, dependability and quality of our delivery service.
- Budgeted additional $307 million for T&D capital improvements.
- Achieved 100% Y2k readiness by June 30.
- Reached settlement of franchise agreement with City of Chicago.
- Increased participation in curtailment rates by 100 megawatts.
- Gained FERC approval of the Midwest ISO.

OBJECTIVE 2 - NUCLEAR OPERATIONS
We will become a top-quartile operator of competitive nuclear plants by insisting that each plant produce power safely and economically.
- Removed Dresden and LaSalle from NRC watch list.
- Returned LaSalle 1 and 2, Quad Cities 1 and 2 to service.
- Increased production output by 16% while reducing production costs by 18%.
- Set world record for Braidwood steam generator replacement outage.
- Set refueling outage records for Byron, Quad Cities and Dresden.

OBJECTIVE 3 - FOSSIL SALE
We will refocus ComEd's generation business by offering to sell a substantial portion of our fossil generation with safeguards to assure continued availability.
- Reached sale agreement with Edison Mission Energy.
- Established transition period incentive plans.
- Arranged post-sale power purchase agreements.
- Developed severance and early retirement plans for employees not continuing employment with Edison Mission
  Energy.

OBJECTIVE 4 - FINANCIAL RESTRUCTURING
We will deliver competitive earnings while restructuring the balance sheet to reflect the realities of the marketplace and the duration of our transition charges.
- Reduced O&M costs by $200 million.
- Issued $3.4 billion in asset-backed securities.
- Incorporated Shareholder Value Added goals into all business units' performance reports and compensation plans.

OBJECTIVE 5 - COMPETITIVE OPERATIONS
We will market a diverse portfolio of product and services to become the Midwest's leading retail supplier of electricity, natural gas and energy services.
- Restructured into three customer units: residential, mid-market and large commercial & industrial.
- Began operations for UT Holdings' Northwind Windsor plant.
- Installed first-ever commercial TurboGenerator Power
  System.
- Doubled Unicom Energy Solutions' Illinois business and opened offices throughout the Midwest.
- Signed 1,000 commercial & industrial customers in Unicom Gas Services' first year of operation.

OBJECTIVE 6 - CULTURE
We will transform the culture of Unicom Companies to achieve higher performance, increased accountability, superior customer focus and greater diversity.
- Corporate officers' equity holdings subject to formal stock ownership guidelines.
- ComEd, IBEW Local 15 agreed on 1999-2001 bargaining unit incentive plan.
- Established incentive plan for senior managers that is significantly influenced by customer satisfaction.

PLEASE NOTE: Except for historical information, the information in this document constitutes forward-looking statements. Forward-looking statements are inherently uncertain, subject to risks and should be viewed with caution. Actual results or experience could differ materially from the forward-looking statements found in this document as a result of many factors. Please refer to the Company's Periodic Report on Form 8-K filed May 27, 1999 for a discussion of factors that could affect the actual results or experience.

UNICOM VALUES
--------------

Embracing Unicom Values will be the key to our long-term success in a future filled with aggressive competition. We must remain true to these values in order to overcome the challenges that we will confront on a daily basis.

CUSTOMER FOCUS
- Keeps commitments to customers (no matter who made them).
- Builds trust and a spirit of teamwork with customers.
- Understands and values customer needs.
- Is flexible, innovative and satisfies the customer.

LEADING CHANGE
- Is flexible and promotes an environment that is open to new ideas and different ways of doing things.
- Has the courage and willingness to re-think existing ideas and create new opportunities.
- Has a "can do" attitude and a "sense of urgency."

CONTINUOUS PERFORMANCE IMPROVEMENT
- Is better than yesterday, better than others.
- Does it right the first time.
- Uses clear goals and measures to improve performance.
- Recognizes and rewards performance that gets the desired results.
- Learns from the experience of other companies.
- Learns more about our company's business and how it operates.

TEAMWORK
- Acts for the benefit of the company regardless of business unit or self interest.
- Recognizes that all business units are part of the same team.

ACCOUNTABILITY
- Accepts responsibility for decisions and results.
- Encourages prudent risk taking and sees mistakes as learning opportunities.

DIVERSITY
- Values and respects the widest array of diverse ideas and individuals consistent with our ethical standards and performance requirements.
- Assesses performance in a fair, unbiased and culturally sensitive manner.
- Provides equal opportunity for advancement.

TRUST
- Communicates and interacts in an open, direct and positive manner.
- Listens openly and seeks to understand the ideas and feedback of others.
- Promotes and respects the value of diverse thoughts, ideas and individuals.

INTEGRITY
- Demonstrates the highest professional and ethical standards.
- Follows through on commitments and promises.
- Shows consistency between words and actions.
- Treats others with respect and dignity.

UNICOM CORPORATION
One First National Plaza
P.O. Box A-3005
Chicago, Illinois 60690-3005
www.ucm.com